Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

6. Taxes

The Company had an effective tax rate of nil for the three and six months ended June 30, 2016 and 2015. The Company incurred losses before taxes for the three and six months ended June 30, 2016 and 2015. However, it has not recorded a tax benefit for the resulting net operating loss carryforwards, as the Company has determined that a full valuation allowance against its net deferred tax assets was appropriate based primarily on its historical operating results.

In July 2008, the Company completed the sale of all of the outstanding capital stock of Xmark to Stanley. In January 2010, Stanley received a notice from the Canadian Revenue Agency (“CRA”) that the CRA would be performing a review of Xmark’s Canadian tax returns for the periods 2005 through 2008. This review covers all periods that the Company owned Xmark. The review performed by CRA resulted in an assessment of approximately $1.4 million, in 2011.

On January 20, 2012, the Company received an indemnification claim notice from Stanley related to the matter. The Company did not agree with the position taken by the CRA, and filed a formal appeal related to the matter on March 8, 2012. In addition, on March 28, 2012, Stanley received assessments for withholding taxes on deemed dividend payments in respect of the disallowed management fee totaling approximately $0.2 million, for which we filed a formal appeal on June 7, 2012. In October 2012, the Company submitted a Competent Authority filing to the U.S. IRS seeking relief in the matter. In connection with the filing of the appeals, Stanley was required to remit an upfront payment of a portion of the tax reassessment totaling approximately $950,000. The Company has also filed a formal appeal related to the withholding tax assessments, pursuant to which Stanley was required to remit an additional upfront payment of approximately $220,000. Pursuant to a letter agreement dated March 7, 2012, the Company has agreed to repay Stanley for the upfront payments, plus interest at the rate of five percent per annum. To the extent that the Company and Stanley reach a successful resolution of the matter, or any part of the matter, through the appeals process, the upfront payment (or a portion thereof) will be returned to Stanley or the Company as applicable. As of June 30, 2016, the Company had made payments to Stanley of $665,777 and Stanley had received refund from the CRA of 129,520. Based on management’s estimate, including reconciling to Stanley’s accounts, the Company has a recorded tax contingency liability of $143,000 in the accompanying unaudited condensed consolidated financial statements as of June 30, 2016.

10. Income Taxes

The Company accounts for income taxes under the asset and liability approach. Deferred taxes are recorded based upon the tax impact of items affecting financial reporting and tax filings in different periods. A valuation allowance is provided against net deferred tax assets where the Company determines realization is not currently judged to be more likely than not.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities consist of the following (in thousands):

	December 31,
	2015	2014
Deferred tax assets (liabilities):
Accrued expenses and reserves	$411	$273
Stock-based compensation	1,529	990
Intangibles	(88)	(14)
Property and equipment	1	4
Net operating loss carryforwards	33,577	29,967
Gross deferred tax assets	35,430	31,220
Valuation allowance	(35,430)	(31,220)
Net deferred taxes	$—	$—

The valuation allowance for U.S. deferred tax assets increased by $4.2 million in 2015 due mainly to the generation of U.S. net operating losses. As a result of the Company’s history of incurring operating losses a full valuation allowance against the net deferred tax asset has been recorded at December 31, 2015 and 2014.

The difference between the effective rate reflected in the provision for income taxes on loss before taxes and the amounts determined by applying the applicable statutory U.S. tax rate are analyzed below:

	2015		2014

Statutory tax benefit	%	(34)%	(34)
State income taxes, net of federal effects		(4)	(4)
Permanent items		—	(3)
Other		1	—
Change in deferred tax asset valuation allowance		37	41

Provision for income taxes	%	—%	—

As of December 31, 2015, the Company had U.S. federal net operating loss carry forwards of approximately $91 million for income tax purposes that expire in various amounts through 2035. The Company also has approximately $65 million of state net operating loss carryforwards that expire in various amounts through 2035.

Based upon the change of ownership rules under IRC Section 382, the Company had a change of ownership in December 2007 exceeding the 50% limitation threshold imposed by IRC Section 382. The Company experienced subsequent changes in ownership during 2008 through 2015 as a result of the Company issuing common shares which could potentially result in additional changes of ownership under IRC Section 382. As a result the Company’s future utilization of its net operating loss carryforwards will be significantly limited as to the amount of use in any particular year, and consequently may be subject to expiration.

The Company files consolidated tax returns in the United States federal jurisdiction and in the various states in which it does business. In general, the Company is no longer subject to U.S. federal or state income tax examinations for years before December 31, 2012.

In July 2008, the Company completed the sale of all of the outstanding capital stock of Xmark to Stanley. In January 2010, Stanley received a notice from the Canadian Revenue Agency (“CRA”) that the CRA would be performing a review of Xmark’s Canadian tax returns for the periods 2005 through 2008.  This review covers all periods that the Company owned Xmark. In February 2011, and as revised on November 9, 2011, Stanley received a notice from the CRA that the CRA completed its review of the Xmark returns and was questioning certain deductions attributable to allocations from related companies on the tax returns under review. In November and December 2011, the CRA and the Ministry of Revenue of the Province of Ontario issued notices of reassessment confirming the proposed adjustments. The total amount of the income tax reassessments for the 2006-2008 tax years, including both provincial and federal reassessments, plus interest, was approximately $1.4 million.

On January 20, 2012, the Company received an indemnification claim notice from Stanley related to the matter. The Company did not agree with the position taken by the CRA, and filed a formal appeal related to the matter on March 8, 2012. In addition, on March 28, 2012, Stanley received assessments for withholding taxes on deemed dividend payments in respect of the disallowed management fee totaling approximately $0.2 million, for which we filed a formal appeal on June 7, 2012. In October 2012, the Company submitted a Competent Authority filing to the U.S. IRS seeking relief in the matter. In connection with the filing of the appeals, Stanley was required to remit an upfront payment of a portion of the tax reassessment totaling approximately $950,000. The Company also filed a formal appeal related to the withholding tax assessments, pursuant to which Stanley was required to remit an additional upfront payment of approximately $220,000. Pursuant to a letter agreement dated March 7, 2012, the Company has agreed to repay Stanley for the upfront payments, plus interest at the rate of five percent per annum.

On February 28, 2014, the Company received final notice from the CRA. The Company determined that it will not further appeal the decision in the final notice and reached a settlement with the CRA, resulting in a partial refund of Stanley’s upfront payment. As of December 31, 2015, the Company had made payments to Stanley of $645,777, Stanley had received a refund of $129,520 and the remaining liability to be paid to Stanley is approximately $201,000, as reflected on the accompanying consolidated balance sheet as “Tax Contingency”.